Exhibit 99.2

INVESTOR PRESENTATION FEBRUARY 21, 2020 Piper Sandler to Acquire The Valence Group, a Global Chemicals Investment Bank Acquisition adds the preeminent chemicals investment banking firm to the growing M&A advisory business of Piper Sandler For more information, please contact Tim Carter, chief financial officer at 612 303-5607 or timothy.carter@psc.com Piper Sandler Companies (NYSE: PIPR) is a leading investment bank and institutional securities firm driven to help clients Realize the Power of Partnership®. Securities brokerage and investment banking services are offered in the U.S. through Piper Sandler & Co., member SIPC and NYSE; in Europe through Piper Sandler Ltd., authorized and regulated by the U.K. Financial Conduct Authority; and in Hong Kong through Piper Sandler Hong Kong Limited, authorized and regulated by the Securities and Futures Commission. Asset management products and services are offered through separate investment advisory affiliates. © 2020. Since 1895. Piper Sandler Companies. 800 Nicollet Mall, Suite 900, Minneapolis, Minnesota 55402-7036

2 INVESTOR PRESENTATION Cautionary notice regarding forward-looking statements This presentation contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements cover, among other things, the future prospects and growth of the Company. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including the following: (1) the transaction described in this announcement is subject to regulatory approval and other closing conditions and may not close on the expected timing or at all; the costs or difficulties relating to the combination of the businesses may be greater than expected and may adversely affect our results of operations and financial condition and our ability to realize anticipated synergies from the transaction; the expected benefits of the transaction may take longer than anticipated to achieve and may not be achieved in their entirety or at all, and will in part depend on the ability of the Company to retain and hire key personnel and maintain relationships with its clients; developments in market and economic conditions have in the past adversely affected, and may in the future adversely affect, the business and profitability of the Company generally and of its investment banking business specifically; and, other factors identified under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2018, and updated in our subsequent reports filed with the SEC. (2) (3) (4) (5) These reports are available at www.pipersandler.com or www.sec.gov. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.

3 THE PREEMINENT CHEMICALS INVESTMENT BANK The Valence Group Global investment bank that offers M&A advisory services exclusively to companies and financial sponsors in the chemicals, materials and related sectors. • Unparalleled breadth and depth of expertise in the chemicals industry providing tailored, differentiated service to clients • Outstanding M&A origination and execution capabilities—universally recognized as the industry’s preeminent M&A experts driving a high level of repeat clients • Trusted, premier corporate and private equity relationships driven by insight and thought leadership AN INNOVATIVE, ENTREPRENUER-LED FIRM The Valence Group was founded in 2007 in New York and London by a group of four individuals that previously led the global chemicals practice at Bear Stearns, and have worked together since 1990. The Valence Group consists of 29 professionals, including the four co-founders, and five additional managing directors, and operates from offices in New York and London. 1 Statistic is since inception and includes transactions from January 1, 2008 through December 31, 2019 TRACK RECORD & GLOBAL REACH 76 NUMBER OF ADVISORY TRANSACTIONS1 $51B AGGREGATE VALUE OF ADVISORY TRANSACTIONS1 16 COUNTRIES REPRESENTED IN CLIENT BASE1

4 PIPER SANDLER TO ACQUIRE THE VALENCE GROUP Acquisition details TRANSACTION STRUCTURE • • • Piper Sandler to acquire 100% of the equity in The Valence Group Total consideration consists of upfront cash and restricted stock; transaction value not disclosed Retentive incentives in-place through restricted consideration and earn-out potential; producers need to be employed to realize these incentives Key employees have signed employment agreements Transaction structure with earn-out component aligns interests, incentivizes employees, manages retention and limits downside exposure • • FINANCIAL IMPACT • • • Expected annual revenue contribution of approximately $40MM with meaningful opportunity to grow over the long term Share count expected to increase by approximately 2.5% Modestly accretive to non-GAAP financial metrics on a full-year basis MANAGEMENT OF CHEMICALS GROUP • The team of 29 professionals from The Valence Group will form the new Piper Sandler chemicals group • Team includes co-founders Peter Hall, Telly Zachariades, Kirk McIntosh, and Ariel Levin, and five additional managing directors • Peter Hall will be named head of European investment banking, where he will focus on expanding our investment banking business in Europe TIMING • Subject to customary closing conditions and regulatory approval • Expected to close in the second quarter of 2020

5 ADDS THE PREEMINENT CHEMICALS INVESTMENT BANK TO THE GROWING PIPER SANDLER PLATFORM Strategic rationale Adds a market-leading advisory practice with deep expertise Global leader in chemicals industry advising on several of the most significant transactions within the sector Continues to scale advisory business Adds a high-margin business with approximately $40MM of annual revenues Complementary business with strong client relationships Significant opportunity to expand PE-based, middle-market business given no overlap with the Piper Sandler platform Synergistic with current industry groups Chemicals expertise very related to Piper Sandler existing energy, industrials, biopharma, and agriculture sectors Significantly enhances European presence Creates opportunities to build a stronger presence across multiple industry verticals in Europe

6 THE VALENCE GROUP Historical transaction statistics* Well-Balanced Between Corporate and PE Balanced, Global Client Base Corporate Private Equity North America Western Europe Asia / LatAm / RoW High Level of Repeat Business Global Transaction Profile Intra-North America Transatlantic Repeat Client Former Counterparty Asia / LatAm / Other Intra-Europe First-Time Transaction * Historical transaction statistics are based on deal activity from January 1, 2016 to December 31, 2019

7

THE VALENCE GROUP

Global capability and experience base


canexus
has been sold to
CHEMTRADE
The Valence Group acted as Financial Advisor to Canexus
Dow
has sold its Sodium Borohydride business to
Vertellus
a portfolio company of
The Valence Group acted as Financial Advisor to Dow
PolyOne
has acquired
ColorMatrix
from
The Valence Group acted as Financial Advisor to PolyOne and issued a Fairness opinion to PolyOne's Board of Directors
Dow
has sold
SAFECHEM
to
cbpe
The Valence Group acted as Financial Advisor to Dow
DSM
has sold, via a JV with a critical offtake contract, a collection of businesses to
CVC Capital Partners
The Valence Group acted as Financial Advisor to DSM
ChemicalInvest
a joint venture of
DSM CVC
has sold the Caprolactam Business of
FIBRANT
to
HSC
The Valence Group acted as Financial Advisor to ChemicalInvest has been sold to
CYG
The Valence Group acted as Financial Advisor to HSC
EVONIK
has acquired the Silica business of
HUBER
The Valence Group acted as Financial Advisor to Evonik
PolyOne
has sold its 50% ownership interest in SunBelt Chlor Alkali Partnership to
Olin
The Valence Group acted as Financial Advisor to PolyOne
INEOS
has sold its Expandable Polystyrene business to
synthos
The Valence Group acted as Financial Advisor to INEOS
has sold its Compounds Business to
MITSUBISHI CHEMICAL
The Valence Group acted as Financial Advisor to Tessenderlo
CYTEC
has sold its Building Block Chemicals division to
HIG CAPITAL
The Valence Group acted as Financial Advisor to Cytec
SK CAPITAL
has acquired the integrated Nylon business of
SOLUTIA
The Valence Group acted as Financial Advisor to SK Capital
GIC
have acquired the Specialty Chemicals business of
AkzoNobel
now known as
Nouryon
The Valence Group acted as Financial Advisor to Carlyle
EVONIK
has acquired the Performance Materials business of
AIR PRODUCTS
The Valence Group acted as Financial Advisor to Evonik
ExxonMobil Chemical
DSM
has sold
DEXPLASTOMERS
to
BOREALIS
The Valence Group acted as Financial Advisor to DSM/ExxonMobil
INDORAMA
is acquiring the Integrated Oxides and Derivatives Businesses of
HUNTSMAN
The Valence Group acted as Financial Advisor to Indorama
a portfolio company of
BERWIND
has been sold to
KISCO
The Valence Group acted as Financial Advisor to Berwind
ITAÚSA
has sold
Elekeiroz
to
HIG CAPITAL
The Valence Group acted as Financial Advisor to Itaúsa
THEBE
has sold
Safripol
to
KAP
The Valence Group acted as Financial Advisor to Safripol
has sold
to
The Valence Group acted as Financial Advisor to Kiran Global
and
have sold
NOVOLYTE
to
BASF
The Valence Group acted as Financial Advisor to Arsenal